Exhibit 99.1

                  The following is a Preliminary Term Sheet.
                All terms and statements are subject to change.


                            PRELIMINARY TERM SHEET

                            Countrywide Home Loans

                                 $205,000,000
                                (Approximates)


                       Alternative Loan Trust 2004-30CB

                                  CWALT, Inc.
                                  (Depositor)


                     Countrywide Home Loans Servicing LLP
                               (Master Servicer)




                             Deutsche Bank [LOGO]
                          Sole and Lead Underwriter

                              December 10, 2004




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Alternative Loan Trust 2004-30CB, Group II
Mortgage Pass-Through Certificates,
Series 2004-30CB                                   Deutsche Bank [LOGO OMITTED]

The analysis in this report is based on information provided by Deutsche Mortgage Securities, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Alternative Loan Trust 2004-30CB, Group II
Mortgage Pass-Through Certificates,
Series 2004-30CB                                   Deutsche Bank [LOGO OMITTED]



                PRELIMINARY TERM SHEET DATED: December 10, 2004
                                  CWALT, INC.
                  Alternative Loan Trust 2004-30CB, Group II
                          $205,000,000 (Approximate)
                             Subject to a variance

                             Structure Overview(1)

                                                                              Principal
         Class        Approximate               Type              WAL          Payment         Pass-Through Rate         Expected
                        Size ($)                                 (yrs)          Window                                   Ratings*
       II-A-1             20,500,000       Fixed / NAS          11.29      01/10 - 11/34             5.75%             Aaa / AAA
       II-A-2            170,663,000         Floating            3.21      01/05 - 08/13          Variable(2)          Aaa / AAA
       II-A-3                    (3)  Inverse Floating / IO      3.21      01/05 - 08/13          Variable(4)          Aaa / AAA
       II-A-4             13,837,000       Fixed / SEQ          12.37      08/13 - 11/34             5.75%             Aaa / AAA
        Total           $205,000,000

* The Certificates will be rated by two of the following three rating agencies: Fitch, Moody's, and Standard & Poors.

(1) The Structure is preliminary and subject to change

(2) The Pass-Through Rate for the Class II-A-2 Certificates will be a floating rate based One-Month LIBOR plus 0.40%. subject to the Net Rate Cap (equal to the weighted average Net Rate of the Group II Mortgage Loans. The Class II-A-2 Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section below

(3) Notional Amount equal to $170,663,000

(4) The Pass-Through Rate for the Class II-A-3 Certificates will be a floating rate equal to 5.75% minus the Pass-Through Rate for the Class II-A-2 Certificates.



                             Transaction Overview

Certificates:            o   The Class II-A-1, Class II-A-2, Class II-A-3, and Class II-A-4 Certificates  (together,  the
                             "Group  II  Senior   Certificates").   The  Group  II  Senior   Certificates  are  the  only
                             certificates  being offered by this  Preliminary Term Sheet. The trust will also offer Class
                             M  Certificates  (the  "Mezzanine  Certificates")  and the Class B-1,  Class B-2, Class B-3,
                             Class B-4, and Class B-5 Certificates (together,  the "Subordinate  Certificates") Together, the Group II Senior Certificates,  Mezzanine Certificates,  and Subordinate Certificates are
                             referred to herein as the "Certificates."

Depositor:               o   CWALT, Inc.

Master Servicer:         o   Countrywide Home Loans Servicing, LP

Seller:                  o   Countrywide Home Loans, Inc.

Trustee:                 o   The Bank of New York

Cut-off Date:            o   December 1, 2004

Closing Date:            o   December 30, 2004

Legal Structure:         o   REMIC

Optional Call:           o   10% Cleanup Call

Distribution Dates:      o   25th of each month, or next business day, commencing January 25, 2005

Cross-Collateralization: o   The Mezzanine and Subordinate Certificates will be cross-collateralized  certificates issued for the mortgage pool.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                      3

Alternative Loan Trust 2004-30CB, Group II
Mortgage Pass-Through Certificates,
Series 2004-30CB                                   Deutsche Bank [LOGO OMITTED]


ERISA:                   o   The Certificates are expected to be ERISA eligible.  Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.


                         Transaction Overview (Cont.)

Collateral:              o   As of the Cut-off Date, the aggregate principal balance of the Group II Mortgage Loans is expected to be $205,000,000, subject to a 5% variance.  The Mortgage Loans will consist of 30 year fixed rate interest only loans.

Credit Enhancement:      o   Credit Enhancement for the Group II Certificates will be provided by a senior/subordinate shifting interest structure.  The Mezzanine and Subordinate Certificates are cross-collateralized and provide credit enhancement for the related senior certificates.

Cap Contract:            o   Beginning with the February 2005 Distribution Date, the Class II-A-2 Certificates will have the benefit of an interest rate cap rate cap contract.  With respect to each applicable
                             Distribution date, the amount payable by the cap counterparty will equal the product of (i)
                             the excess (if any) of One-Month LIBOR over 5.35% (subject to a ceiling of 9.10%), (ii) the lesser of (x) the Cap Contract Notional Balance (described below) for such Distribution Date and (y) the Class Certificate Balance of the Class II-A-2 Certificates immediately prior to such Distribution Date and (iii) one-twelfth.

Advances:                o   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans.  These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:   o   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Allocation of Losses:    o   Realized Losses on the Group II Mortgage  Loans will be allocated to the most junior class of Certificates outstanding  beginning with the Class  B-5 Certificates, until the Certificate
                             Principal Balance of the Subordinate and Mezzanine Certificates has been reduced to zero.
                             Thereafter, Realized Losses on the Group II mortgage Loans will be allocated pro rata to the Class
                             II Senior Certificates.

                         o   Excess losses on the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established byt the rating agencies) will be allocated, pro rata, to the Class II Senior and
                             Subordinate Certificates.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                      4

Alternative Loan Trust 2004-30CB, Group II
Mortgage Pass-Through Certificates,
Series 2004-30CB                                   Deutsche Bank [LOGO OMITTED]


                         Transaction Overview (Cont.)

Cashflow Description:    o   Distributions on the Certificates will be made on the 25th day of each month (or next business day).
                             The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

                             1.  Payments of interest, pro rata, to the Group II Senior Certificates

                             2.  Payments of principal to the Class II-A1 Certificates its Priority Amount. The Priority Amount
                                 is based on a standard NAS schedule which contains Shift Percentages of 0% for the first 5 years,
                                 30% for the first year thereafter, 40% in the second year thereafter, 60% in the fourth year thereafter, 80% in the fifth year thereafter, and 100% for any year thereafter.

                             3.  Sequentially, payments of principal to the Class II-A-2 Certificates and Class II-A-4 Certificates
                                 in that order.

                             4.  Payments of interest and principal to the Mezzanine Certificates and then to the Class B-1 and
                                 Class B-2 Certificates in the order of their numerical Class designations.

                             4.  Payment of any Carryover Shortfall Amounts to the Class II-A-1, Class II-A-2, Class II-A-3, Class
                                 II-A-4, Class M, Class B-1 and Class B-2 Certificates.

                             5.  Payments of interest and principal sequentially to the Class B-3, Class B-4 and Class B-5
                                 Certificates in the order of their numerical Class designations.


Shifting Interest:       o   The Group II Senior Certificates  will be entitled to receive 100% of the prepayments on the Group II Mortgage Loans on any Distribution Date during the first five years beginning on the first
                             Distribution Date.  Thereafter, the Senior Prepayment  Percentage can be reduced to the related Senior
                             Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Group II Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of Current Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses do not exceed 30%, 35%, 40%, 45% or 50% for each test date.




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Alternative Loan Trust 2004-30CB, Group II
Mortgage Pass-Through Certificates,
Series 2004-30CB                                   Deutsche Bank [LOGO OMITTED]



                                                                 Class II-A-2Cap Schedule

    Date            Class II-A-2        Cap Strike    Cap Ceiling         Date          Class II-A-2         Cap Strike  Cap Ceiling
                 Notional Amount ($)         (%)           (%)                        Notional Amount ($)        (%)          (%)
2/25/2005         169,316,103.71            5.35          9.10         6/25/2009        47,494,929.84           5.35         9.10
3/25/2005         167,763,224.93            5.35          9.10         7/25/2009        45,899,680.21           5.35         9.10
4/25/2005         166,006,329.79            5.35          9.10         8/25/2009        44,330,595.20           5.35         9.10
5/25/2005         164,047,973.71            5.35          9.10         9/25/2009        42,787,245.66           5.35         9.10
6/25/2005         161,891,300.86            5.35          9.10         10/25/2009       41,269,209.50           5.35         9.10
7/25/2005         159,540,040.79            5.35          9.10         11/25/2009       39,776,071.54           5.35         9.10
8/25/2005         156,998,502.39            5.35          9.10         12/25/2009       38,307,423.40           5.35         9.10
9/25/2005         154,271,564.97            5.35          9.10         1/25/2010        36,862,863.42           5.35         9.10
10/25/2005        151,364,666.59            5.35          9.10         2/25/2010        35,542,866.24           5.35         9.10
11/25/2005        148,283,789.54            5.35          9.10         3/25/2010        34,245,677.21           5.35         9.10
12/25/2005        145,035,443.04            5.35          9.10         4/25/2010        32,970,916.53           5.35         9.10
1/25/2006         141,840,374.57            5.35          9.10         5/25/2010        31,718,210.66           5.35         9.10
2/25/2006         138,697,710.27            5.35          9.10         6/25/2010        30,487,192.25           5.35         9.10
3/25/2006         135,606,590.65            5.35          9.10         7/25/2010        29,277,499.95           5.35         9.10
4/25/2006         132,566,170.28            5.35          9.10         8/25/2010        28,088,778.41           5.35         9.10
5/25/2006         129,575,617.62            5.35          9.10         9/25/2010        26,920,678.10           5.35         9.10
6/25/2006         126,634,114.76            5.35          9.10         10/25/2010       25,772,855.28           5.35         9.10
7/25/2006         123,740,857.20            5.35          9.10         11/25/2010       24,644,971.86           5.35         9.10
8/25/2006         120,895,053.65            5.35          9.10         12/25/2010       23,536,695.32           5.35         9.10
9/25/2006         118,095,925.78            5.35          9.10         1/25/2011        22,447,698.63           5.35         9.10
10/25/2006        115,342,708.04            5.35          9.10         2/25/2011        21,409,350.94           5.35         9.10
11/25/2006        112,634,647.42            5.35          9.10         3/25/2011        20,389,281.26           5.35         9.10
12/25/2006        109,971,003.29            5.35          9.10         4/25/2011        19,387,181.63           5.35         9.10
1/25/2007         107,351,047.14            5.35          9.10         5/25/2011        18,402,749.17           5.35         9.10
2/25/2007         104,774,062.42            5.35          9.10         6/25/2011        17,435,686.04           5.35         9.10
3/25/2007         102,239,344.33            5.35          9.10         7/25/2011        16,485,699.34           5.35         9.10
4/25/2007          99,746,199.63            5.35          9.10         8/25/2011        15,552,501.00           5.35         9.10
5/25/2007          97,293,946.45            5.35          9.10         9/25/2011        14,635,807.75           5.35         9.10
6/25/2007          94,881,914.10            5.35          9.10         10/25/2011       13,735,341.02           5.35         9.10
7/25/2007          92,509,442.90            5.35          9.10         11/25/2011       12,850,826.85           5.35         9.10
8/25/2007          90,175,883.99            5.35          9.10         12/25/2011       11,981,995.83           5.35         9.10
9/25/2007          87,880,599.14            5.35          9.10         1/25/2012        11,128,583.02           5.35         9.10
10/25/2007         85,622,960.59            5.35          9.10         2/25/2012        10,424,818.67           5.35         9.10
11/25/2007         83,402,350.89            5.35          9.10         3/25/2012         9,734,621.58           5.35         9.10
12/25/2007         81,218,162.70            5.35          9.10         4/25/2012         9,057,753.59           5.35         9.10
1/25/2008          79,069,798.66            5.35          9.10         5/25/2012         8,393,980.58           5.35         9.10
2/25/2008          76,956,671.19            5.35          9.10         6/25/2012         7,743,072.40           5.35         9.10
3/25/2008          74,878,202.35            5.35          9.10         7/25/2012         7,104,802.82           5.35         9.10
4/25/2008          72,833,823.70            5.35          9.10         8/25/2012         6,478,949.42           5.35         9.10
5/25/2008          70,822,976.09            5.35          9.10         9/25/2012         5,865,293.58           5.35         9.10
6/25/2008          68,845,109.56            5.35          9.10         10/25/2012        5,263,620.39           5.35         9.10
7/25/2008          66,899,683.18            5.35          9.10         11/25/2012        4,673,718.59           5.35         9.10
8/25/2008          64,986,164.87            5.35          9.10         12/25/2012        4,095,380.50           5.35         9.10
9/25/2008          63,104,031.29            5.35          9.10         1/25/2013         3,528,401.98           5.35         9.10
10/25/2008         61,252,767.68            5.35          9.10         2/25/2013         3,048,449.32           5.35         9.10
11/25/2008         59,431,867.73            5.35          9.10         3/25/2013         2,577,990.09           5.35         9.10
12/25/2008         57,640,833.42            5.35          9.10         4/25/2013         2,116,853.45           5.35         9.10
1/25/2009          55,879,174.90            5.35          9.10         5/25/2013         1,664,871.55           5.35         9.10
2/25/2009          54,146,410.37            5.35          9.10         6/25/2013         1,221,879.43           5.35         9.10
3/25/2009          52,442,065.93            5.35          9.10         7/25/2013           787,715.00           5.35         9.10
4/25/2009          50,765,675.43            5.35          9.10         8/25/2013           362,218.98           5.35         9.10
5/25/2009          49,116,780.39            5.35          9.10



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Alternative Loan Trust 2004-30CB, Group II
Mortgage Pass-Through Certificates,
Series 2004-30CB                                   Deutsche Bank [LOGO OMITTED]


                    DESCRIPTION OF THE GROUP II COLLATERAL*


                    SUMMARY OF THE GROUP II MORTGAGE LOANS

Aggregate Principle Balance                $205,000,000           +/- 5%

Gross WAC                                  6.220%                 +/- 10 bps
WAM                                        359 months             +/- 2 months

WA LTV                                     76.00%                 +/- 10%
Average Loan Balance                       $194,000               +/- 10%

Percent Conforming Balance                 100%

Single Family                              65%                    +/- 10%
Non-Owner Occupied                         10%                    +/- 10%

Average FICO                               714

State Concentration                        21% Cailifornia        +/- 10%

* As stipulated by Countrywide




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Alternative Loan Trust 2004-30CB, Group II
Mortgage Pass-Through Certificates,
Series 2004-30CB                                   Deutsche Bank [LOGO OMITTED]


                    FOR ADDITIONAL INFORMATION PLEASE CALL:

                           Deutsche Bank Securities

    MBS Trading
    -----------
    Anilesh Ahuja                                  212-250-2669
    Mark Ginsberg                                  212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Doug Nicholson                                 212-250-0865




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                  The following is a Preliminary Term Sheet.
               All terms and statements are subject to change.

                            PRELIMINARY Term Sheet

                            Countrywide Home Loans

                                 $600,000,000
                                (Approximates)

                       Alternative Loan Trust 2004-30CB


                                  CWALT, Inc.
                                  (Depositor)

                     Countrywide Home Loans Servicing LLP
                              (Master Servicer)



                                Deutsche Bank [LOGO]
                           Sole and Lead Underwriter

                               December 13, 2004








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------
Alternative Loan Trust 2004-30CB, Group I
Mortgage Pass-Through Certificates, Series 2004-30CB
                                              Deutsche Bank [LOGO OMITTED]
--------------------------------------------------------------------------


The analysis in this report is based on information provided by Deutsche Mortgage Securities, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.









This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------
Alternative Loan Trust 2004-30CB, Group I
Mortgage Pass-Through Certificates, Series 2004-30CB
                                              Deutsche Bank [LOGO OMITTED]
--------------------------------------------------------------------------


                                          PRELIMINARY TERM SHEET DATED: December 13, 2004
                                                            CWALT, INC.
                                             Alternative Loan Trust 2004-30CB, Group I
                                                     $600,000,000 (Approximate)
                                                       Subject to a variance
   -------------------------------------------------------------------------------------------------------------------------------
                             Structure Overview(1)
                                                                              Principal
      Class         Approximate              Type                 WAL          Payment         Pass-Through Rate       Expected
                      Size ($)                                   (yrs)          Window                                 Ratings*
     I-A-1          268,000,000             Fixed                3.19      01/05 - 05/13             5.50%             Aaa / AAA
     I-A-2           24,200,000          Fixed / NAS             7.15      01/07 - 05/13             5.50%             Aaa / AAA
     I-A-3          217,800,000           Floating               2.75      01/05 - 10/11          Variable(3)          Aaa / AAA
     I-A-4                  (3)     Inverse Floating / IO        2.75      01/05 - 10/11          Variable(4)          Aaa / AAA
     I-A-5           51,000,000   Fixed / Accretion Directed     7.04      01/05 - 09/14             5.50%             Aaa / AAA
     I-A-6           39,000,000        Fixed / Accrual          13.95      09/14 - 11/34             5.50%             Aaa / AAA
   ----------- ----------------- ---------------------------- ----------- ----------------- ----------------------- --------------
     Total         $600,000,000
   *  The Certificates will be rated by two of the following three rating agencies:  Fitch, Moody's, and Standard & Poors.
   -------------------------------------------------------------------------------------------------------------------------------

(1)  The Structure is preliminary and subject to change
(2) The Pass-Through Rate for the Class I-A-3 Certificates will be a floating rate based One-Month LIBOR plus 0.40%. subject to the Net Rate Cap (equal to the weighted average Net Rate of the Group I Mortgage Loans. The Class I-A-3 Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section below
(3)  Notional Amount equal to $217,800,000
(4) The Pass-Through Rate for the Class I-A-4 Certificates will be a floating rate equal to 5.50% minus the Pass-Through Rate for the Class I-A-3 Certificates.


----------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Overview
----------------------------------------------------------------------------------------------------------------------------------
Certificates:              o      The Class  I-A-1,  Class  I-A-2,  Class  I-A-3,  Class  I-A-4,  Class  I-A-5  and  Class  I-A-6
                                  Certificates  (together,  the "Group I Senior  Certificates").  The Group I Senior Certificates
                                  are the only  certificates  being offered by this  Preliminary  Term Sheet. The trust will also offer Class M Certificates (the "Mezzanine  Certificates")  and the Class B-1, Class B-2, Class
                                  B-3,  Class  B-4,  and Class  B-5  Certificates  (together,  the  "Subordinate  Certificates").
                                  Together,   the  Group  I  Senior  Certificates,   Mezzanine   Certificates,   and  Subordinate
                                  Certificates are referred to herein as the "Certificates."

Depositor:                 o      CWALT, Inc.

Master Servicer:           o      Countrywide Home Loans Servicing, LP

Seller:                    o      Countrywide Home Loans, Inc.

Trustee:                   o      The Bank of New York

Cut-off Date:              o      December 1, 2004

Closing Date:              o      December 30, 2004

Legal Structure:           o      REMIC

Optional Call:             o     10% Cleanup Call

Distribution Dates:        o     25th of each month, or next business day, commencing January 25, 2005

Cross-Collateralization:   o     The Mezzanine and Subordinate  Certificates will be  cross-collateralized  certificates  issued for the mortgage pool.

ERISA:                     o     The  Certificates are expected to be ERISA eligible.  Prospective  investors should review with legal advisors as to whether the purchase and holding of the Certificates  could give rise to a transaction  prohibited or not  otherwise  permissible  under ERISA,  the code or other similar laws.
----------------------------------------------------------------------------------------------------------------------------------








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                      3


--------------------------------------------------------------------------
Alternative Loan Trust 2004-30CB, Group I
Mortgage Pass-Through Certificates, Series 2004-30CB
                                              Deutsche Bank [LOGO OMITTED]
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Collateral:                o       As of the Cut-off Date, the aggregate principal balance of the Group I Mortgage Loans is expected to be $600,000,000, subject to a 5% variance.  The Group I Mortgage Loans will consist of 30 year fixed rate loans.

Credit Enhancement:        o        Credit Enhancement for the Group I Certificates will be provided by a senior/subordinate shifting interest structure. The Mezzanine and Subordinate Certificates are cross-collateralized and provide credit enhancement for the related senior certificates.

Cap Contract:              o        Beginning with the February 2005 Distribution Date, the Class I-A-3 Certificates will have the benefit of an interest rate cap rate cap contract. With respect to each applicable Distribution date, the amount payable by the cap counterparty will equal the product of (i) the excess (if any) of One-Month LIBOR over 5.10% (subject to a ceiling of 9.10%), (ii) the lesser of (x) the
                                    Cap Contract Notional Balance (as shown in the table below) for such Distribution Date and (y)
                                    the Class Certificate Balance of the Class I-A-3 Certificates immediately prior to such
                                    Distribution Date and (iii) one-twelfth.

Advances:                  o        The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:     o        On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.

Allocation of Losses:      o        Realized Losses on the Group I Mortgage Loans will be allocated to the most junior class of
                                    Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate
                                    Principal Balance of the Subordinate and Mezzanine Certificates has been reduced to zero.
                                    Thereafter, Realized Losses on the Group I Mortgage Loans will be allocated pro rata to the
                                    Class I Senior Certificates.

                           o        Excess losses on the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the Class I
                                    Senior and Subordinate Certificates.

Accretion Termination      o        The earlier to occur of (i) the distribution date on which the Certificate Principal Balance of
Date.                               the Class I-A-5 Certificate has been reduced to zero and (ii) the Credit Support Depletion


Accrual Distribution Amount:        On each distribution date preceding the Accretion Termination Date, an amount equal to the aggregate amount of Accrued Certificate Interest on the Class I-A-6 Certificate for such date which will be added to the Certificate Principal Balance of the Class I-A-6 Certificate to the
                                    extent such amount is required to be distributed to the holders of the Class I-A-5
                                    Certificate, as principal in reduction of the Certificate Principal Balances of the Class
                                    I-A-5 Certificates. The amount that is added to the Certificate Principal Balance of the Class
                                    I-A-6 Certificate will accrue interest at a rate of 5.50% per annum. On each distribution date on or after the Accretion Termination Date, the entire Accrued Certificate Interest on the
                                    Class I-A-6 Certificate for that date will be payable to the holders of the Class I-A-6
                                    Certificate as interest, to the extent not required to fully reduce the Certificate Principal
                                    Balances of the Class I-A-5 Certificate to zero on the Accretion Termination Date; provided, however, that if the Class I-A-6 Accretion Termination Date is the Credit Support Depletion
                                    Date, the entire Accrual Distribution Amount for that date will be payable as interest to the holders of the Class I-A-6 Certificate to the extent of Accrued Certificate Interest on that class of certificate on the related distribution date.
----------------------------------------------------------------------------------------------------------------------------------









This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                      4


--------------------------------------------------------------------------
Alternative Loan Trust 2004-30CB, Group I
Mortgage Pass-Through Certificates, Series 2004-30CB
                                              Deutsche Bank [LOGO OMITTED]
--------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                    Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Credit Support Depletion   o        The first distribution date on which the Senior Percentage equals 100%. Date:
Date

Group I Priority Amount:   o        The Group I Priority Amount will be the sum of:

                                    o   The product of (i) the Scheduled Principal Distribution amount for Group I; (ii) the
                                        Class I-A-2 Principal Percentage (the numerator of which is the Class I-A-2 Certificate
                                        Balance and the denominator of which is the aggregate Group I Mortgage Loan balance); and
                                        (iii) for any Distribution Date occurring during the first two years beginning on the first
                                        Distribution Date, it will be 0%; for any Distribution Date occurring thereafter, it will be 100%; and

                                    o   The product of (i) the Unscheduled Principal Distribution amount for Group I; (ii) the
                                        Class I-A-2 Principal Percentage (the numerator of which is the Class I-A-2 Certificate
                                        Balance and the denominator of which is the aggregate Group I Mortgage Loan balance); and
                                        (iii) for any Distribution Date occurring during the first five years beginning on the first Distribution Date will be 0%; for any Distribution Date in the first year thereafter, it will be 30%; for any Distribution Date in the second year thereafter, it will be 40%;
                                        for any Distribution Date in the third year thereafter, it will be 60%; for any
                                        Distribution Date in the fourth year thereafter, it will be 80%; and for any Distribution
                                        Date thereafter, 100%.

Cashflow Description:      o        Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

                                    1.  The Senior Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on that class on each distribution date, to the extent of the Available Distribution Amount for that distribution date, commencing on the first distribution date in the case of all classes of Senior Certificates entitled to interest distributions, other than the Accrual Certificates, and commencing on the
                                        Accretion Termination Date in the case of the Accrual Certificates;

                                    2.  An amount equal to the Accrual Distribution Amount shall be distributed to the Class
                                        I-A-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                                    3.  The balance of the Senior Principal Distribution Amount remaining after the distributions, if any, shall be distributed concurrently to the following classes of certificates as follows:

                                        a. Approximately 52.549% to the Class I-A-1 Certificates until the Certificate Principal
                                            Balance has been reduced to zero,

                                        b. Approximately 47.451% to the Class I-A-2 and Class I-A-3 Certificates as follows: First to the Class I-A-2, the Group I Priority Amount for such class and then to the Class
                                            I-A-3 Certificates until the Certificate Principal Balances have been reduced to zero.

                                    4.  The balance of the Senior Principal Distribution Amount remaining after the distributions, if any, shall be distributed sequentially to the Class I-A-5 and Class I-A-6
                                        Certificates, in that order;

                                    5.  The balance of the Senior Principal Distribution Amount remaining after the distributions, if any, shall be distributed to the Class I-A-2 until the Certificate
                                        Principal Balance has been reduced to zero;

                                    6.  Payments of interest and principal to the Mezzanine Certificates and then to the Class
                                        B-1 and Class B-2 Certificates in the order of their numerical Class designations; and

                                    7.  Payments of interest and principal sequentially to the Class B-3, Class B-4 and Class
                                        B-5 Certificates in the order of their numerical Class designations.
----------------------------------------------------------------------------------------------------------------------------------







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                      5


--------------------------------------------------------------------------
Alternative Loan Trust 2004-30CB, Group I
Mortgage Pass-Through Certificates, Series 2004-30CB
                                              Deutsche Bank [LOGO OMITTED]
--------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                         Transaction Overview (Cont.)
----------------------------------------------------------------------------------------------------------------------------------
Shifting Interest:         o      The Group I Senior  Certificates will not be entitled to receive prepayments on the Group I
                                  Mortgage  Loans on any  Distribution  Date  during the first five years  beginning  on the first
                                  Distribution Date.  Thereafter,  the Senior Prepayment  Percentage can be reduced to the related
                                  Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate  Percentage over the next five years  provided that (i) the principal  balance of the Group I Mortgage  Loans 60 days or more  delinquent,  averaged  over the  preceding 6 month  period,  as a percentage of Current
                                  Principal  Amount  of the  related  Subordinate  Certificates  does  not  exceed  50%  and  (ii)
                                  cumulative realized losses do not exceed 30%, 35%, 40%, 45% or 50% for each test date.
----------------------------------------------------------------------------------------------------------------------------------







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------
Alternative Loan Trust 2004-30CB, Group I
Mortgage Pass-Through Certificates, Series 2004-30CB
                                              Deutsche Bank [LOGO OMITTED]
--------------------------------------------------------------------------
------------------------------ ------------------------------------------------
                           Class I-A-3 Cap Schedule
----------------------------------------    ----------------------------------
      Date        Class I-A-3 Notional            Date     Class I-A-3 Notional
                       Amount ($)                                  Amount ($)
2/25/2005            217,800,000.00         6/25/2009            46,306,254.76
3/25/2005            215,689,642.97         7/25/2009            44,110,358.28
4/25/2005            213,301,800.52         8/25/2009            41,953,506.82
5/25/2005            210,639,994.40         9/25/2009            39,835,043.56
6/25/2005            207,708,542.90         10/25/2009           37,754,322.74
7/25/2005            204,512,555.96         11/25/2009           35,710,709.48
8/25/2005            201,057,926.53         12/25/2009           33,703,579.56
9/25/2005            197,351,318.19         1/25/2010            31,732,319.29
10/25/2005           193,400,148.95         2/25/2010            29,796,325.31
11/25/2005           189,212,571.29         3/25/2010            28,089,815.18
12/25/2005           184,797,448.43         4/25/2010            26,415,969.85
1/25/2006            180,164,326.87         5/25/2010            24,774,220.60
2/25/2006            175,610,656.43         6/25/2010            23,164,008.34
3/25/2006            171,135,100.06         7/25/2010            21,584,783.44
4/25/2006            166,736,343.10         8/25/2010            20,036,005.57
5/25/2006            162,413,092.85         9/25/2010            18,517,143.60
6/25/2006            158,164,078.20         10/25/2010           17,027,675.35
7/25/2006            153,988,049.30         11/25/2010           15,567,087.52
8/25/2006            149,883,777.22         12/25/2010           14,134,875.51
9/25/2006            145,850,053.54         1/25/2011            12,730,543.28
10/25/2006           141,885,690.07         2/25/2011            11,353,603.22
11/25/2006           137,989,518.50         3/25/2011            10,061,649.42
12/25/2006           134,160,390.03         4/25/2011             8,795,239.81
1/25/2007            130,397,175.11         5/25/2011             7,553,918.52
2/25/2007            126,698,763.06         6/25/2011             6,337,237.49
3/25/2007            123,091,605.09         7/25/2011             5,144,756.33
4/25/2007            119,547,224.12         8/25/2011             3,976,042.22
5/25/2007            116,064,565.04         9/25/2011             2,830,669.73
6/25/2007            112,642,590.38         10/25/2011            1,708,220.73
7/25/2007            109,280,280.10         11/25/2011             608,284.26
8/25/2007            105,976,631.21
9/25/2007            102,730,657.56
10/25/2007            99,541,389.51
11/25/2007            96,407,873.68
12/25/2007            93,329,172.69
1/25/2008             90,304,364.87
2/25/2008             87,332,543.99
3/25/2008             84,412,819.05
4/25/2008             81,544,313.98
5/25/2008             78,726,167.41
6/25/2008             75,957,532.44
7/25/2008             73,237,576.37
8/25/2008             70,565,480.49
9/25/2008             67,940,439.82
10/25/2008            65,361,662.92
11/25/2008            62,828,371.61
12/25/2008            60,339,800.82
1/25/2009             57,895,198.30
2/25/2009             55,493,824.46
3/25/2009             53,134,952.15
4/25/2009             50,817,866.40
5/25/2009             48,541,864.31
----------------------------------------    ----------------------------------







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------
Alternative Loan Trust 2004-30CB, Group I
Mortgage Pass-Through Certificates, Series 2004-30CB
                                              Deutsche Bank [LOGO OMITTED]
--------------------------------------------------------------------------

                    DESCRIPTION OF THE GROUP I COLLATERAL*

                     SUMMARY OF THE GROUP I MORTGAGE LOANS


-----------------------------------------------------------------------------
Aggregate Principle Balance         $600,000,000                  +/- 5%

Gross WAC                           6.100%                        +/- 10 bps
WAM                                 359 months                    +/- 2 months

WA LTV                              78.00%                        +/- 10%
Average Loan Balance                $160,000                      +/- 10%

Percent Conforming Balance          100%

Single Family                       85%                           +/- 10%
Non-Owner Occupied                  18%                           +/- 10%

Average FICO                        713

State Concentration                 20% California                +/- 10%
-----------------------------------------------------------------------------
* As stipulated by Countrywide








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------
Alternative Loan Trust 2004-30CB, Group I
Mortgage Pass-Through Certificates, Series 2004-30CB
                                              Deutsche Bank [LOGO OMITTED]
--------------------------------------------------------------------------


                    FOR ADDITIONAL INFORMATION PLEASE CALL:
                    ---------------------------------------

                           Deutsche Bank Securities
-----------------------------------------------------------------------------

    MBS Trading
    -----------
    Anilesh Ahuja                                  212-250-2669
    Mark Ginsberg                                  212-250-2669

    MBS Banking
    -----------
    Susan Valenti                                  212-250-3455
    Doug Nicholson                                 212-250-0865
---------------------------------------------- ------------------------------







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                    Deutsche Bank Securities [LOGO OMITTED]

                            CWALT 04-30 CB GROUP 2
               30 Year 100% Conforming Alt-A Fixed Rate Product
                            Collateral Description

Product                        Alt-A 30 year Fixed
Amount                                $205,000,000             +/- 5%
Settle                           December 30, 2004

Coupon                                        5.75%
Gross WAC                                    6.220%            +/- 10 bps
Servicing Fee                                25 bps            (est.)
WAM                                             359            +/- 2

Weighted Average LTV                          76.0%            +/- 10%
Average Loan Balance                       $194,000            +/- 10%

Percent Conforming Balance                     100%

SFD                                             65%            +/- 10%
Non-Owner Occupied                              10%            +/- 10%

Average FICO                                    714            +/-

Loans > 80% LTV, no MI

State Concentration                 21% California             +/- 10%

Delivery Variance

Approximate Subordination
Expected Rating Agencies                  2 of 3










This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                    Deutsche Bank Securities [LOGO OMITTED]

                            CWALT 04-30 CB GROUP 2
               30 Year 100% Conforming Alt-A Fixed Rate Product
                            Collateral Description

Product                       Alt-A 30 year Fixed
Amount                               $600,000,000              +/- 5%
Settle                          December 30, 2004

Coupon                                      5.50%
Gross WAC                                  6.100%              +/- 10 bps
Servicing Fee                              25 bps              (est.)
WAM                                           358              +/- 2

Weighted Average LTV                        78.0%              +/- 10%
Average Loan Balance                     $160,000              +/- 10%

Percent Conforming Balance                   100%

SFD                                           85%              +/- 10%
Non-Owner Occupied                            18%              +/- 10%

Average FICO                                  713              +/-

Loans > 80% LTV, no MI                         0%

State Concentration                20% California              +/- 10%

Delivery Variance                        +/- 5.0%

Approximate Subordination                   5.00%              +/-
Expected Rating Agencies                   2 of 3









This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


ZCWALT0430CB_to1 - Price/Yield - 1A2

Balance       $101,045,000.00   Delay            24            WAC(1)    6.005754672     WAM(1)         359
Coupon        4.25              Dated            12/1/2004     NET(1)    5.737704        WALA(1)        1
Settle        12/30/2004        First Payment    1/25/2005

Price            50 PPC        75 PPC       85 PPC        100 PPC      125 PPC        150 PPC      175 PPC       200 PPC
                        Yield         Yield         Yield         Yield        Yield         Yield         Yield         Yield
          99-04           4.5           4.5           4.6           4.6          4.7           4.7           4.8           4.9
          99-08           4.4           4.5           4.5           4.5          4.6           4.6           4.7           4.7
          99-12           4.4           4.4           4.4           4.5          4.5           4.5           4.6           4.6
          99-16           4.4           4.4           4.4           4.4          4.4           4.5           4.5           4.5
          99-20           4.3           4.3           4.3           4.3          4.3           4.4           4.4           4.4
          99-24           4.3           4.3           4.3           4.3          4.3           4.3           4.3           4.3
          99-28           4.2           4.2           4.2           4.2          4.2           4.2           4.2           4.1
          100-00          4.2           4.2           4.2           4.1          4.1           4.1           4.0           4.0
          100-04          4.2           4.1           4.1           4.1          4.0           4.0           3.9           3.9
          100-08          4.1           4.1           4.0           4.0          3.9           3.9           3.8           3.8
          100-12          4.1           4.0           4.0           3.9          3.9           3.8           3.7           3.7
          100-16          4.1           4.0           3.9           3.9          3.8           3.7           3.6           3.5
          100-20          4.0           3.9           3.9           3.8          3.7           3.6           3.5           3.4
          100-24          4.0           3.9           3.8           3.7          3.6           3.5           3.4           3.3
          100-28          3.9           3.8           3.8           3.7          3.5           3.4           3.3           3.2
          101-00          3.9           3.8           3.7           3.6          3.5           3.3           3.2           3.1
          101-04          3.9           3.7           3.6           3.5          3.4           3.2           3.1           2.9

             WAL          3.8           2.6           2.3           2.0          1.7           1.4           1.2           1.1
Principal Window        Jan05-        Jan05-        Jan05-        Jan05-       Jan05-        Jan05-        Jan05-         Jan05-
                        Mar14         Oct10         Jan10         Apr09        Jun08         Nov07         Jun07          Feb07

       LIBOR_1MO         2.39          2.39          2.39          2.39         2.39          2.39          2.39          2.39


        Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                    Yld 2.2020 2.5256 3.0250 3.2043 3.5828 4.2048 4.8374

ZCWALT0430CB_to1 - Price/Yield - 1A12

Balance       $104,600,800.00   Delay            24            WAC(1)    6.005754672     WAM(1)         359
Coupon        5                 Dated            12/1/2004     NET(1)    5.737704        WALA(1)        1
Settle        12/30/2004        First Payment    1/25/2005

Price            50 PPC        75 PPC       85 PPC        100 PPC      125 PPC        150 PPC      175 PPC       200 PPC
                        Yield         Yield         Yield         Yield        Yield         Yield         Yield         Yield
          99-18           5.1           5.1           5.1           5.1          5.1           5.1           5.1           5.1
          99-22           5.0           5.0           5.0           5.0          5.0           5.0           5.0           5.0
          99-26           5.0           5.0           5.0           5.0          5.0           5.0           5.0           5.0
          99-30           5.0           5.0           5.0           5.0          4.9           4.9           4.9           4.9
          100-02          5.0           4.9           4.9           4.9          4.9           4.9           4.8           4.8
          100-06          4.9           4.9           4.9           4.9          4.8           4.8           4.8           4.7
          100-10          4.9           4.9           4.9           4.8          4.8           4.7           4.7           4.6
          100-14          4.9           4.8           4.8           4.8          4.7           4.7           4.6           4.5
          100-18          4.9           4.8           4.8           4.7          4.7           4.6           4.5           4.5
          100-22          4.8           4.8           4.7           4.7          4.6           4.5           4.5           4.4
          100-26          4.8           4.7           4.7           4.6          4.6           4.5           4.4           4.3
          100-30          4.8           4.7           4.7           4.6          4.5           4.4           4.3           4.2
          101-02          4.8           4.7           4.6           4.6          4.5           4.4           4.2           4.1
          101-06          4.7           4.6           4.6           4.5          4.4           4.3           4.2           4.1
          101-10          4.7           4.6           4.5           4.5          4.4           4.2           4.1           4.0
          101-14          4.7           4.6           4.5           4.4          4.3           4.2           4.0           3.9
          101-18          4.7           4.5           4.5           4.4          4.2           4.1           4.0           3.8

             WAL          6.0           4.2           3.7           3.2          2.6           2.2           1.9           1.6
Principal Window        Jan05-        Jan05-        Jan05-        Jan05-       Jan05-        Jan05-        Jan05-         Jan05-
                        Nov20         Apr16         Jan15         Jun13        Aug11         May10         Jul09          Dec08

       LIBOR_1MO         2.39          2.39          2.39          2.39         2.39          2.39          2.39          2.39


        Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                    Yld 2.2020 2.5256 3.0250 3.2043 3.5828 4.2048 4.8374

ZCWALT0430CB_to1 - Price/Yield - 1A6

Balance       $37,430,380.00    Delay            24            WAC(1)    6.005754672     WAM(1)         359
Coupon        5.5               Dated            12/1/2004     NET(1)    5.737704        WALA(1)        1
Settle        12/30/2004        First Payment    1/25/2005

Price            50 PPC        75 PPC       85 PPC        100 PPC      125 PPC        150 PPC      175 PPC       200 PPC
                        Yield         Yield         Yield         Yield        Yield         Yield         Yield         Yield
          91-25+          6.0           6.1           6.1           6.2          6.3           6.5           6.7           7.0
          91-29+          6.0           6.1           6.1           6.2          6.3           6.5           6.7           6.9
          92-01+          6.0           6.1           6.1           6.2          6.3           6.5           6.7           6.9
          92-05+          6.0           6.1           6.1           6.2          6.3           6.5           6.7           6.9
          92-09+          6.0           6.0           6.1           6.2          6.3           6.4           6.6           6.9
          92-13+          5.9           6.0           6.1           6.1          6.3           6.4           6.6           6.8
          92-17+          5.9           6.0           6.1           6.1          6.3           6.4           6.6           6.8
          92-21+          5.9           6.0           6.1           6.1          6.3           6.4           6.6           6.8
          92-25+          5.9           6.0           6.1           6.1          6.2           6.4           6.6           6.8
          92-29+          5.9           6.0           6.0           6.1          6.2           6.4           6.5           6.7
          93-01+          5.9           6.0           6.0           6.1          6.2           6.4           6.5           6.7
          93-05+          5.9           6.0           6.0           6.1          6.2           6.3           6.5           6.7
          93-09+          5.9           6.0           6.0           6.1          6.2           6.3           6.5           6.7
          93-13+          5.9           6.0           6.0           6.1          6.2           6.3           6.5           6.7
          93-17+          5.9           6.0           6.0           6.1          6.2           6.3           6.4           6.6
          93-21+          5.9           6.0           6.0           6.0          6.1           6.3           6.4           6.6
          93-25+          5.9           5.9           6.0           6.0          6.1           6.3           6.4           6.6

             WAL         21.1          17.2          15.8          13.9         11.4           9.3           7.6           6.1
Principal Window        Nov20-        Mar17-        Feb16-        Oct14-       Dec12-        Jul11-        Aug10-         Oct09-
                        Nov34         Nov34         Nov34         Nov34        Nov34         Nov34         Nov34          Nov34

       LIBOR_1MO         2.39          2.39          2.39          2.39         2.39          2.39          2.39          2.39


        Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                    Yld 2.2020 2.5256 3.0250 3.2043 3.5828 4.2048 4.8374

ZCWALT0430CB_to1 - Price/Yield - 2A4

Balance       $20,771,400.00    Delay            24            WAC(2)    6.193945696     WAM(2)         359
Coupon        5.75              Dated            12/1/2004     NET(2)    5.925909        WALA(2)        1
Settle        12/30/2004        First Payment    1/25/2005

Price            50 PPC        75 PPC       85 PPC        100 PPC      125 PPC        150 PPC      175 PPC       200 PPC
                        Yield         Yield         Yield         Yield        Yield         Yield         Yield         Yield
          101-11+         5.6           5.6           5.6           5.6          5.6           5.6           5.5           5.5
          101-15+         5.6           5.6           5.6           5.6          5.6           5.6           5.5           5.4
          101-19+         5.6           5.6           5.6           5.6          5.6           5.5           5.5           5.4
          101-23+         5.6           5.6           5.6           5.6          5.5           5.5           5.5           5.4
          101-27+         5.6           5.6           5.5           5.5          5.5           5.5           5.4           5.4
          101-31+         5.6           5.5           5.5           5.5          5.5           5.5           5.4           5.3
          102-03+         5.6           5.5           5.5           5.5          5.5           5.5           5.4           5.3
          102-07+         5.5           5.5           5.5           5.5          5.5           5.4           5.4           5.3
          102-11+         5.5           5.5           5.5           5.5          5.5           5.4           5.4           5.3
          102-15+         5.5           5.5           5.5           5.5          5.4           5.4           5.3           5.2
          102-19+         5.5           5.5           5.5           5.4          5.4           5.4           5.3           5.2
          102-23+         5.5           5.5           5.4           5.4          5.4           5.4           5.3           5.2
          102-27+         5.5           5.4           5.4           5.4          5.4           5.4           5.3           5.2
          102-31+         5.5           5.4           5.4           5.4          5.4           5.3           5.3           5.1
          103-03+         5.4           5.4           5.4           5.4          5.4           5.3           5.2           5.1
          103-07+         5.4           5.4           5.4           5.4          5.3           5.3           5.2           5.1
          103-11+         5.4           5.4           5.4           5.4          5.3           5.3           5.2           5.1

             WAL         14.5          12.6          12.0          11.3         10.4           9.3           7.5           6.0
Principal Window        Jan10-        Jan10-        Jan10-        Jan10-       Jan10-        Jan10-        Jan10-         Sep09-
                        Nov34         Nov34         Nov34         Nov34        Nov34         Nov34         Nov34          Nov34

       LIBOR_1MO         2.39          2.39          2.39          2.39         2.39          2.39          2.39          2.39


        Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                    Yld 2.2020 2.5256 3.0250 3.2043 3.5828 4.2048 4.8374